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
FBU NUMBER
                                                     CORAM HEALTHCARE CORPORATION                                      SHARES

       COMMON STOCK                                                                                                 COMMON STOCK
     $.001 PAR VALUE                                                                                              $.001 PAR VALUE


INCORPORATED UNDER THE LAWS       THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF BOSTON OR NEW YORK             SEE REVERSE FOR
 OF THE STATE OF DELAWARE                                                                                       CERTAIN DEFINITIONS

                                                                                                                  CUSIP 218103 10 9

THIS CERTIFIES THAT





IS THE OWNER OF


             FULLY-PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE, OF

                                                       CERTIFICATE OF STOCK


Coram Healthcare Corporation transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:

/s/                                                    /s/                                    COUNTERSIGNED AND REGISTERED:
     SECRETARY                                           PRESIDENT AND                              BANKBOSTON, N.A.
                                                    CHIEF EXECUTIVE OFFICER                          Transfer Agent
                                                                                                      and Registrar

                                                                                                     BY
                                                                                                  Authorized Signature
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         The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the
Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         Until the earlier of the Separation Time or the Expiration Time (as such terms are defined in the Stockholder Rights Agreement referred to below), this certificate also evidences and entities the holder hereof to certain
Rights as set forth in a Stockholder Rights Agreement, dated as of June 25, 1997 as amended, supplemented or otherwise modified from time to time, (the
"Stockholder Rights Agreement"), between CORAM HEALTHCARE CORPORATION (the
"Company") and BANKBOSTON, N.A. as Rights Agent, the terms of which are hereby
Incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Stockholder Rights Agreement, such Rights may expire, may become void (if they are "Beneficially Owned" by an "Acquiring Person" or an "Affiliate" or "Associate" thereof, as such terms are defined in the Stockholder Rights Agreement, or a transferee of any of the foregoing) or may be evidenced by separate certificates and may no longer be evidenced by this certificate. The Company will mail or arrange for the mailing of a copy of this Stockholder Rights Agreement to the holder of this certificate without charge within five days after the receipt of a written request therefor.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


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
        TEN COM -- as tenants in common                 UNIF GIFT MIN ACT -- _____________ Custodian ___________
        TEN ENT -- as tenants by the entireties                                 (Cust)                  (Minor)
        JT TEN  -- as joint tenants with right of                            under Uniform Gifts to Minors
                   survivorship and not as tenants                           Act _______________________________
                   in common                                                                 (State)
                                                        UNIF TRF MIN ACT --  _______ Custodian (until age _____)
                                                                                (Cust)
                                                                             ___________ under Uniform Transfers
                                                                                (Minor)
                                                                             to Minors Act _____________________
                                                                                                  (State)
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     Additional abbreviations may also be used though not in the above list.


For value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________
Attorney to transfer the said stock on the books of the within named
Corporation with full power of substitution in the premises.

Dated: _______________________________



                                       X _______________________________________

                                       X _______________________________________
                                 NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By ____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.